Exhibit 99.2

2012 Year End Earnings Presentation March 19, 2013

Forward-Looking Statements

This document contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Walter Investment’s plans, beliefs, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Walter Investment’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Walter Investment that the projections will prove to be correct. This document speaks only as of this date. Walter Investment disclaims any duty to update the information herein except as otherwise required by law.

Factors that could cause Walter Investment’s results to differ materially from current expectations or affect the Company’s ability to achieve anticipated core earnings and EBITDA include, but are not limited to:

Regulatory changes and changes in delinquency and default rates that could adversely affect the costs of our businesses such that they are higher than expected;

Prepayment speeds, delinquency and default rates of the portfolios we service;

Our inability to achieve anticipated incentive fees, which are subject to certain factors beyond the Company’s control and which are difficult to estimate with any degree of certainty in advance;

The achievement of anticipated volumes and margins from the origination of both forward and reverse mortgages, which can be affected by multiple factors, many of which are beyond our control;

Assumptions with regard to the HARP eligible population of the portfolios we service, customer take up rates, our recapture rates, the origination margins for HARP refinancing and anticipated changes to the HARP program which may increase competition;

Assumptions with regard to contributions from originations are also subject to the integration of the ResCap origination and capital markets platforms, and the organizational structure, capital requirements and performance of the business after the acquisition;

The closing of the Security One Lending acquisition, and other business and asset acquisitions on schedule, and the addition of new business in 2013;

The timely and efficient transfer of assets acquired to the Company’s platforms and the efficient integration of the acquired businesses, including achievement of synergies related thereto;

The accuracy of our expectations regarding the value of, and contributions from, acquired MSRs, related intangibles and other assets, including the accuracy of our assumptions as to the performance of the assets we acquire, which are subject to and affected by many factors, some of which are beyond our control, and could differ materially from our estimates;

Errors in our financial models or changes in assumptions could result in our estimates and expectations being materially inaccurate which may adversely affect our earnings;

The effects of competition on our existing and potential future business;

Our ability to service our existing or future indebtedness;

Other factors that may affect the Company’s earnings or costs; and

Other factors relating to our business in general as detailed in Walter Investment’s 2012 Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

To supplement Walter Investment’s consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons, Walter Investment uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) measure the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items as defined by our senior secured credit agreement, including, but not limited to pro-forma synergies, (ii) provide investors a means of evaluating our core operating performance and (iii) improve overall understanding of Walter Investment’s current financial performance and its prospects for the future.

Specifically, Walter Investment believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures for reviewing financial results and evaluating financial performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. Reconciliations can be found in the Appendix to this presentation and our press release dated March 18, 2013. Because we do not predict special items that might occur in the future, and our outlook is developed at a level of detail different than that used to prepare GAAP financial measures, we are not providing a reconciliation to GAAP of our forward-looking financial measures for the year ending December 31,2013.

Building Long Term Shareholder Value

Total Return Since Inception Total Return 2012

700.0% 600.0%

500.0% 623% Return

400.0% 300.0% 200.0% 100.0% 0.0% -100.0%

WAC S&P 500 Rus 2000

150.0% 130.0%

110.0% 110% Return

90.0%

70.0%

50.0%

30.0%

10.0% -10.0% -30.0%

WAC S&P 500 Rus 2000

Focused Strategic Plan designed to maximize sector opportunities, leverage core competencies and drive sustainable , profitable growth

ResCap and BofA MSR acquisitions

Leverage core competencies and focus on strategic product

RMS and S1L reverse mortgage transactions

Created the leading reverse mortgage franchise

ResCap Originations and Capital Markets platform

Industry leading origination platform with significant scale and capacity

Ally correspondent and wholesale broker business acquisition

MetLife servicing platform

Product diversity and prime platform capabilities

Raised over $2 BN of capital to support growth initiatives and refinance existing credit facilities on more attractive terms

2013: Extending the Success of 2012

- **2012 actions have significantly expanded opportunity set**
  - **Servicing**
    - ✓ Pro-forma* servicing UPB of $245 BN
    - ✓ Robust pipeline in excess of $300 BN
    - ✓ Product expansion (prime, GNMA, FRE)
    - ✓ Incentive opportunities and cost initiatives
  - **Reverse**
    - ✓ Expected 2013 originations of $4 - $5 BN
    - ✓ Leading franchise in sector
    - ✓ Exceptionally strong long-term demographics/market outlook
  - **Originations**
    - ✓ Multichannel platform already at scale with capacity to handle significant embedded HARP and other origination opportunities
    - ✓ Deep retention and recapture experience

- **Continue to execute against the plan in 2013**
  - Drive revenue and earnings from recently acquired business
  - Sector fundamentals remain very positive
  - Platform is demonstrating its value-added business proposition
  - WAC scale and market position driving additional business to us
  - Continue to focus on compliance and solid execution on behalf of borrowers

Significant Growth in UBP Serviced[(1)]



($ in billions)
$250
$200
$150
$100
$50
$-
$86
$90
$245
69% CAGR
2011
2012
Pro-forma*

*Reflects adjustments for announced portfolios.

[(1)] Includes both forward and reverse servicing portfolios

Walter INVESTMENT MANAGEMENT CORP.

4

Q4 and Full Year 2012 Financial Results

Full Year 2012

- **GAAP net loss of $(22.1) MN, or $(0.73) per diluted share, reflects $48.6 MN loss on extinguishment of second lien debt**
- **Adjusted EBITDA of $241.7 MN**
  - Total revenues of $667 MN, $265 MN higher than 2011
  - Strong level of incentive and performance fees of $105 MN, $60 MN higher than 2011
  - Additional contributions from Reverse Mortgage segment
- **Core earnings after tax of $83.1 MN, or $2.73 per diluted share**


Adjusted EBITDA
$250.0
$240.0
$230.0
$220.0
$210.0
$200.0
$190.0
15% Growth
$211.0
$241.7
2011
2012

Fourth Quarter 2012

- **GAAP net loss of $(34.1) MN, or $(0.98) per diluted share, also reflects $48.6 MN loss on extinguishment of second lien debt**
- **Adjusted EBITDA of $64.1 MN**
  - Total revenues of $176 MN, $21 MN higher than Q4 2011
  - Strong level of incentive and performance fees of $33 MN, $15 MN higher than Q4 2011
  - Additional contributions from Reverse Mortgage segment
- **Core earnings after tax of $22.5 MN, or $0.64 per diluted share**


Core EPS
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
82% Growth
$1.50
$2.73
2011
2012

Solid financial results driven by strong operational performance that produced robust returns for shareholders.

Walter Investment Management Corp.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our 2012 Form 10-K and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

5

2012 Segment Highlights

Reverse Asset

Mortgage Loans & Servicing Insurance Receivables Residuals (2 months) Management

GAAP Income before GAAP Income before GAAP Income before GAAP Income before income taxes of $45.8 income taxes of $3.1 income taxes of $33.4 income taxes of $15.9 MN MN MN GAAP Income before MN income taxes of $8.5 Pre-tax core earnings Pre-tax core earnings Pre-tax core earnings MN Pre-tax core earnings of $125.3 MN of $6.9 MN of $41.1 MN of $20.9 MN

Pre-tax core earnings of $17.2 MN

Highly compliant Incentive and

Serviced portfolio of approach to business Contributed Adjusted performance based $12.9 BN of UPB mitigates against EBITDA of $28.8 MN fees of $64.4 MN risks

Higher gross recoveries coupled with an increased Significant increase in Serviced portfolio of Issued HECM Business remains recovery fee rate delinquencies, $77.2 BN of UPB securitizations profitable despite drove higher partially offset by totaling $504.5 MN in pressures on contributions from improvement in levels All servicer ratings November and premiums and the segment of REO, led to a $6.6 affirmed or upgraded December commission rates MN increase in 2012 during 2012 loss reserves

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our 2012 Form 10-K and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Market Commentary and Pipeline

Economic environment generally favorable for business

Market drivers remain positive and strong

Recent deals have generated activity at other clients

MSR pricing environment remains attractive—asset class attracting capital

Active Pipeline* of $300 BN UPB

$40 BN UPB in exclusive discussions (ex. $20 BN UPB converted in last 75 days)

Composition of pipeline:

Over $300 BN Multiple clients – New clients (Active) provide upside over time

Solid product diversification heavily Exclusive weighted pipeline to now sub -servicing opportunities $40+ BN Strong profitability profile

(Exclusive)

Current Active Pipeline

Capital Outlook

Cost continues of capital to decline for target assets

Recent core financings in sector

3rd party interest

are Recent not a on proxy balance for future sheet transactions transactions

Unique circumstances / flexibility

Capital Vehicle

Externally Managed

Private to public expectation

Licensed entity

Investor demand remains strong

Private Letter Ruling requests filed

Recently converted business established new client relationships that historically have driven repeat future business

* “Pipeline” refers to opportunities or potential opportunities in the market for products within our strategic profile that we have identified as targets to add to our servicing portfolio through either the acquisition of MSR or sub-servicing contracts. In each case we have contacted the seller or its representative to register our interest, or are currently engaged in discussions or negotiations directly with the seller or its representative. The status of “pipeline opportunities” varies from early stage contact through exclusive negotiations. There can be no guarantee that any of the opportunities in our pipeline will result in purchases or contracts added by the Company.

Privileged & Confidential

Core Business (Excluding Forward Originations) Positioned for Significant Ramp in Earnings Power

Profitability Ramp of Core Business (ex Forward Originations)

- Upfront 1-time transfer and other costs
- Partial year contribution in year of business addition
- Recapture
- Incentive fees
- Run-off
- Run rate Q4 2013 AEBITDA in excess of 50% higher than Q4 2012



FNMA Subservicing
Other Portfolio
2012
2013 New Business
RMS
BofA
ResCap
FNMA Subservicing
Other Portfolio
2013
2014 New Business
2013 New Business
RMS
BofA
ResCap
FNMA Subservicing
Other Portfolio
2014

Walter Investment Management Corp.

8

Reverse Mortgage -
Building the #1 Full-Scale Franchise in the Sector

Originations

- Run rate originations volume of $3.9 BN UPB
  - Expect $4 - $5 BN of originations in 2013
- Retail mix increase from 2% to 18% of UPB will drive margin enhancement
- Outlook for originations spreads remain firm
- Anticipate average margins of 2.5% - 3.5%

Servicing

- Originations platform expected to add $2.9 BN UPB to the portfolio net of disappearance
- Expect servicing portfolio to double to approximately $25.0 BN by end of Q2
- Expect to maintain strong pre-tax servicing margins of 45-55%

Funded Volume* (UPB)



$ in millions
$235
$275
$354
$298
$331
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13 (E)

*Jan, Feb and Mar estimate includes incremental production from the S1L acquisition.

Servicing Portfolio (UPB)



$ in billions
$12.9
$25.0
2012
2013(e)

Working to leverage ancillary capabilities – REO, IT, etc.

Walter Investment Management Corp.

9

Originations Platform Overview

Creating a “Best-in-Class” Multi-Channel100% Originator

1,400 employees primarily located in 3 operations centers 90% across the country with approximately 800 dedicated to retention and recapture originations 80%

Existing strategic vendor relationships allow a highly scalable platform with peak originations of $69.5 BN in 2010 70%

Platform is expected to originate approximately $20 BN in 2013 60%

Best-in-class operations with 12 month rolling origination defect rates well below agency requirements per 50% FNMA

Innovative and Nimble

40%

Reputable and experienced leadership team is engaged with the market and maintains positive relationships 30% with the agencies allowing quick responses to market opportunities

ResCap was the first major lender to roll-out HARP 2 20%

Recapture statistics among the strongest in the sector 10%

Expected 2013 Originations Channel Mix

Retail 10%

Not expected to be a significant contributor to earnings until greater Wholesale & volumes/efficiencies Correspondent are achieved in periods beyond 2013

40%

Retention

&Gross gain on sale Recapture revenues of 500 – 540 bps

Anticipated net margins (Consumer of 350 – 400 bps Direct)

50%

The platform will be well-positioned for the post-HARP market through the build out of other origination channels and the transition of the consumer direct channel.

2013 Outlook – Key Drivers

Servicing Reverse Originations

Regulatory environment Capture anticipated origination Major driver of 2013 earnings opportunity variability

Timing and type of new business boardings Transition customers from HECM Achieve anticipated volumes

Execution on recently acquired fixed product Maintain stable margins transactions Maintain spreads Achieve recapture pull through

Incentive levels Servicing consolidation expectations

Servicing costs Economic/housing environment firms; interest rate forecast inline with forward curve

Estimated Adjusted EBITDA

Estimated Adjusted EBITDA $650 – $725 MN $700 $650 $600 $550 $500 $450 $400 $350 $300 $242 MN $211 MN $250 $200 $150 $100 $50 $-

2011 2012 2013(e) (1) Using mid-point of 2013 range.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our 2012 Form 10-K and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

2013 Outlook

Estimated Estimated

Adjusted EBITDA Other Significant Adjusted EBITDA $650—$725 MN Per Share Charges $17.40—$19.40

Increase over 2012  3/4 37,300,000 shares  3/4 Estimated depreciation reflects new servicing outstanding and amortization of additions + expanded between $330 and $370 originations business MN reflects net run-off

Includes cash and non- rates in the range of 25% cash gain on sale for—28% forward originations  3/4 Includes step-up depreciation and

Non-cash gain on sale is amortization, which was net of rep and warranty historically excluded reserve

Higher run-off rate reflects

Includes only cash gain the impact of HARP on sale for reverse  3/4 Corporate interest originations expense in the range of $115 to $135 MN

38% effective tax rate

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our 2012 Form 10-K and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Focus on Sustainable, Profitable Growth

Strong balance sheet positioned to capitalize on continued accelerating opportunities Solid Financial Strong margins across business lines Fundamentals Strong 2012 results

Significant leverage to results in 2013 and 2014 from acquired business

Secular shift drives sustainability and growth in the business

Cyclical and Secular

Wave of transfers to specialty servicers occurring from $10+ trillion market (1)

Industry Shift

Regulatory, capital, operational, and compliance issues are a catalyst for servicing transfers

Robust active pipeline of $300 billion

Strong Pipeline Exclusivity on over $40 billion of pipeline opportunities

Establishing new client relationships

Platform positioned to deliver value-added benefits to credit owners

Differentiated Ancillary businesses (ARM, Insurance) deliver additional value and drive increased revenue Operating Model Addition of Reverse Mortgage and Originations businesses further diversify revenue streams

High level of compliance drives preferred partner status

WAC is highly focused on delivering significant returns to shareholders

Appendix

Use of Non-GAAP Measures

Generally Accepted Accounting Principles (“GAAP”) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future.

Core earnings (pre-tax and after-tax) ,core earnings per share and Adjusted EBITDA are financial measures that are not in accordance with GAAP. See the Definitions included in the presentation for a description of how these items are reported and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.

The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.

Use of Core Earnings and Adjusted EBITDA by Management

The Company manages the business based upon the achievement of core earnings, Adjusted EBITDA and similar targets and has designed certain management incentives based upon the achievement of Adjusted EBITDA in order to assess the underlying operational performance of the continuing operations of the business for the year and to have a basis to compare underlying operating results to prior and future periods.

Limitations on the Use of Core Earnings and Adjusted EBITDA

Since core earnings (pre-tax and after-tax) and core earnings per share measure the Company’s financial performance excluding depreciation and amortization costs related to acquisitions, share-based compensation expense, transaction and merger integration-related costs, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs, they may not reflect all amounts associated with our results as determined in accordance with GAAP. Adjusted EBITDA measures the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items as defined by our senior secured credit agreement, including, but not limited to pro-forma synergies, they may not reflect all amounts associated with our results as determined in accordance with GAAP

Core earnings (pre-tax and after-tax), core earnings per share and Adjusted EBITDA involve differences from segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP. Core earnings (pre-

tax and after-tax) ,core earnings per share and Adjusted EBITDA should be considered as supplementary to, and not as a substitute for, segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP as a measure of the Company’s financial performance.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP earnings. Further, the non-GAAP measures presented by Walter Investment may be defined or calculated differently from similarly titled measures of other companies.

Definitions

Core Earnings This disclaimer applies to every usage of Core Earnings and related terms such as Pre Tax Core Earnings, Core Earnings After Taxes and Core Earnings Per Share (“EPS”) in this document. Core Earnings is a metric that is used by management to exclude certain items in an attempt to provide a better earnings per share metric to evaluate the Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period. Core Earnings excludes depreciation and amortization costs related to business combination transactions, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs. Core Earnings includes both cash and non-cash gains from forward mortgage origination activities. Non-cash gains are net of non-cash charges or reserves provided. Core Earnings excludes the impact of fair value option (“FVO”) accounting and includes cash gains for reverse mortgage origination activities. Core Earnings may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance.

Adjusted EBITDA This disclaimer applies to every usage of Adjusted EBITDA and related terms such as Pro-Forma Adjusted EBITDA and Adjusted EBITDA per share in this document. Adjusted EBITDA is a key performance metric used by management in evaluating the performance of our Company and its segments. Adjusted EBITDA is generally presented in accordance with its definition in the Company’s senior secured credit agreement, with certain exceptions, and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Adjusted EBITDA includes both cash and non-cash gains from forward mortgage origination activities. Adjusted EBITDA excludes the impact of fair value option (“FVO”) accounting and includes cash gains for reverse mortgage origination activities. Pro-Forma Adjusted EBITDA includes an adjustment to reflect pro-forma synergies in 2011 and 2012 and to reflect Green Tree as having been acquired at the beginning of the year for periods prior to the actual acquisition date. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance. The definition of Adjusted EBITDA used in this presentation differs from the definition in the Company’s senior secured credit agreement principally in that (i) the credit agreements include a pro forma adjustment to the projected EBITDA of acquisitions that were made less than twelve months ago and (ii) the senior secured credit agreement does not include the non-cash gains from forward mortgage origination activities in Adjusted EBITDA.

2013 Estimated Adjusted EBITDA and other amounts or metrics that relate to future earnings projections are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties, many of which are beyond the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that this target will be achieved and the Company undertakes no duty to update this target. Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Form 10-K and other filings with the SEC, for important information regarding Forward Looking Statements and the use of Non-GAAP Financial Measures.

2012 Segment Financial Performance

($ in millions)

Asset

Loans

Reverse

Total

Servicing

Receivables

Insurance

and

Other

Eliminations

Management

Residuals

Mortgage

Consolidated

Total revenues

$398.7

$38.9

$73.9

$154.4

$7.0

$15.1

$(21.0)

$667.0

Total expenses

$351.9

$30.4

$40.6

$138.3

$11.2

$117.1

$(21.0)

$668.4

Other gains

(losses)

$(1.1)

$ -

$ -

$(0.1)

$7.3

$40.2

$ -

$35.5

Income (loss)

before income

taxes

$45.8

$8.5

$33.4

$15.9

$3.1

$(142.1)

$ -

$(35.5)

Core earnings

before income

taxes

$125.3

$17.2

$41.1

$20.9

$6.9

$(77.3)

$ -

$134.1

Adjusted EBITDA

$145.6

$17.2

$40.5

$28.8

$7.7

$1.9

$ -

$241.7

Note: Columns may not total due to rounding.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our 2012 Form 10-K and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

($ in millions, except per share amounts)

For the Three Months Ended For the Year Ended

December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011

Loss before income taxes $ (55.1) $ (3.3) $ (35.5) $ (6.1)

Add back:

Step-up depreciation and amortization 20.4 21.2 80.1 42.3

Losses on extinguishment of debt 48.6 - 48.6 -

Share-based compensation expense 3.0 2.3 14.2 5.0

Transaction and integration costs 9.2 4.3 15.8 19.2

Non-cash fair value adjustments 2.6 2.6

Non-cash interest expense 4.2 1.2 6.1 3.0

Net impact of Non-Residual Trusts 3.3 3.2 0.9 6.9

Other 0.1 (3.0) 1.3 (3.3)

Pre-tax core earnings $ 36.3 $ 25.9 $ 134.1 $ 67.0

After Tax core earnings (38% tax rate) $ 22.5 $ 16.1 $ 83.1 $ 41.5

Diluted shares outstanding 34.9 28.6 30.4 27.6

Core EPS $ 0.64 $ 0.56 $ 2.73 $ 1.50

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our 2012 Form 10-K and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Full Year

For the Three Months Ended For the Year Ended Combined

December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011

(Loss)/income before income taxes $ (55.1) $ (3.3) $ (35.5) $ 39.1

Add:

Deprecation and amortization 26.0 26.7 99.7 63.9

Interest expense on debt 17.2 21.0 77.3 58.9

EBITDA (11.9) 44.4 141.5 161.9

Add:

Losses on extinguishment of debt 48.6 - 48.6 -

Non-cash share-based compensation expense 3.0 2.3 14.2 33.9

Provision for loan losses 5.2 2.7 13.4 5.9

Transaction and integration-related costs 9.2 4.3 15.8 19.2

Residual Trusts cash flows 3.2 (0.3) 9.3 9.1

Pro forma synergies - 3.7 3.8 16.8

Non-cash interest expense 4.2 1.2 6.1 4.4

Non-cash fair value adjustment 2.6 - 2.6 -

Net impact of Non-Residual Trusts 3.3 3.2 0.9 (5.5)

Other 0.2 - 3.5 -

Sub-total 79.5 17.1 118.2 83.8

Less:

Non-cash interest income (3.5) (4.7) (18.0) (21.0)

Pro forma monetized assets - - - (13.3)

Other - (1.8) - (0.4)

Sub-total (3.5) (6.5) (18.0) (34.7)

Adjusted EBITDA $ 64.1 $ 55.0 $ 241.7 $ 211.0

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our 2012 Form 10-K and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.